EXHIBIT 23
	            	CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. (the "Company"), of our report dated February 19, 1999, appearing in the 1998 Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K: Registration Statements No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No. 2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878; No.
2-97440 and No. 33-28143, relating variously to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062 and No. 33-61371, relating variously to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company
(1995); Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements No. 33-5352; No. 33-21605; No. 333-4747 and No. 333-23603 relating to the 1986
Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan, of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; and Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears above.



PRICEWATERHOUSECOOPERS LLP
New York, New York
March 26, 1999

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       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. ("IPG" or the "Company"), of our report dated February 3, 1999, included in this Annual Report on Form 10-K, with respect to the consolidated financial statements of International Public Relations plc for the years ended December 31, 1997 and October 31, 1996 (not separately presented herein), which statements are included in the consolidated financial statements of IPG.

(Registration Statements No. 2-79071, No. 2-43811, No. 2-56269, No. 2-61346, No. 2-64338, No. 2-67560, No. 2-72093, No. 2-88165, No. 2-90878,
No. 2-97440, and No. 33-28143, relating variously to the Stock Option Plan
(1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company, Registration Statements No. 2-53544, No. 2-91564, No. 2-98324, No. 33-22008, No. 33-64062, and No.
33-61371; relating variously to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company. Registration Statements No. 33-5352, No. 33-21605, No. 333-4747, and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan, of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company).


Ernst & Young

London, England
March 24, 1999

                   CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. ("IPG" or the "Company"), of our report dated March 13, 1998, included in the Company's 1998 Annual Report on Form 10-K, with respect to the consolidated financial statements of Hill, Holliday, Connors, Cosmopulos, Inc. for the twelve-month period ended December 31, 1997 (not separately presented), which statements are included in the consolidated financial statements of IPG in its Annual Report on Form 10-K for the year ended December 31, 1998,: Registration Statements No. 2-79071; No. 2-43811; No. 2-56269; No.
2-61346; No. 2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878;
No. 2-97440 and No. 33-28143, relating variously to the Stock Option Plan
(1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062 and No. 33-
61371, relating variously to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan
(1995) of the Company; Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements No. 33-5352; No. 33-21605; No. 333-4747 and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; and Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company.


/s/Ernst & Young LLP


Boston, Massachusetts
March 24, 1999

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